UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On October 31, 2002, Calpine Corporation announced it has received approximately $22 million from Las Vegas-based Nevada Power Company (Nevada Power) for all outstanding payables owed to Calpine for power deliveries Calpine made to Nevada Power during the period of May 1, 2002, through September 15, 2002.

     On November 4, 2002, Calpine Corporation announced it has renegotiated a 10-year power sales agreement with the City of Lodi. Under the terms of the revised contract, Calpine's obligations to deliver electricity have ceased, and the parties have agreed to an amount to be paid to Calpine in settlement of the City of Lodi's obligations under the contract.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     99.0 Press release dated October 31, 2002 - Calpine Receives $22 Million From Nevada Power For All Past-Due Payments For Energy Deliveries

     99.1 Press release dated November 4, 2002 - Calpine Renegotiates Power Sales Agreement With City of Lodi


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  November 4, 2002

EXHIBIT 99.0

NEWS RELEASE                                                           CONTACTS:
                                   Media Relations: Kent Robertson, 925-479-6635
                           Investor Relations: Rick Barraza, 408-995-5115, X1125


                 CALPINE RECEIVES $22 MILLION FROM NEVADA POWER
                 FOR ALL PAST-DUE PAYMENTS FOR ENERGY DELIVERIES

     (SAN JOSE, CALIF.) October 31, 2002 - Calpine Corporation [NYSE:CPN] today announced it has received approximately $22 million from Las Vegas-based Nevada Power Company (Nevada Power) for all outstanding payables owed to Calpine for power deliveries Calpine made to Nevada Power during the period of May 1, 2002 through September 15, 2002. Calpine provides power and other ancillary services to Nevada Power through a variety of short-term contracts.

     In April 2002, Nevada Power requested that its power suppliers extend payment terms to help overcome the utility's short-term liquidity problems. Subsequently, Nevada Power withheld a significant portion of the power payments owed to Calpine for power deliveries during the period from May 1, 2002 through September 15, 2002.

     Although Nevada Power was no longer meeting its full payment obligations, Calpine continued to deliver much needed electricity to Nevada Power customers during the hot summer months, when power demand is at its highest.

     Curt Hildebrand, Calpine vice president, stated, "Calpine recognizes that with a vital product like electricity, customers require a reliable energy provider. Calpine continues to demonstrate our long-term commitment to the Nevada power market by continuing to provide a dependable source of electricity to Nevada Power customers."

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing wholesale and industrial customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns approximately 1.0 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.1

NEWS RELEASE                                               CONTACT: 408/995-5115
                                        Media Relations: Katherine Potter, X1168
                                         Investor Relations: Rick Barraza, X1125


          CALPINE RENEGOTIATES POWER SALES AGREEMENT WITH CITY OF LODI

              Company Receives Cash Proceeds From Sale of Contract

     (SAN JOSE, CALIF.) November 4, 2002 - Calpine Corporation [NYSE:CPN], the San Jose, Calif.-based independent power company, today announced it has renegotiated a 10-year power sales agreement with the City of Lodi. Under the terms of the revised contract, Calpine's obligations to deliver electricity have ceased, and the parties have agreed to an amount to be paid to Calpine in settlement of the City of Lodi's obligations under the contract. The City of Lodi has the option to make installment payments to Calpine for nine years or elect to prepay its total obligation to Calpine at a predetermined discount rate. The City has until November 30, 2002 to select a payment option. Calpine has since sold this renegotiated contract and monetized the installment payments under a separate agreement with a major financial institution. The company has received an initial payment of $33.2 million and expects to receive an additional payment of up to $8.3 million.

     "Calpine continues to advance its asset sales program to enhance liquidity and our financial strength," stated Calpine CFO Bob Kelly. "This transaction reflects Calpine's focused, balanced approach to strengthening our cash position, while retaining the long-term value of Calpine's core business."

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing wholesale and industrial customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns approximately 1.0 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.